Mineral Resources and Reserves Last revised: November 2024

GOLD RESERVES Metallurgical Current Stream/ Tonnes Grade Contained Tonnes Grade Contained Tonnes Grade Contained Recovery Property Category Royalty Interest (kt) (g/t) (koz) (kt) (g/t) (koz) (kt) (g/t) (koz) (%) Footnotes Andacollo Principal 100% of Payable Gold 128,800 0.10 414 117,700 0.10 378 246,500 0.10 793 60% 1 Cortez Principal Legacy Zone: approx. 9.4% GSR Equivalent CC Zone: 0.45%-2.2% GSR Equivalent 1,790 1.74 100 211,000 2.16 14,630 212,790 2.15 14,730 Undisclosed 2 Mount Milligan Principal 35% of Payable Gold, 18.75% of Payable Copper 215,640 0.34 2,387 34,386 0.39 435 250,026 0.35 2,822 Undisclosed 3 Peñasquito Principal 2.0% NSR 123,700 0.55 2,200 167,300 0.45 2,400 291,000 0.49 4,600 59% 4 Pueblo Viejo Principal 7.5% of Payable Gold, 75.0% of Payable Silver 39,000 2.23 2,800 140,000 2.02 9,100 179,000 2.07 11,900 82% 5 Bald Mountain Producing 1.75% to 2.5% Sliding-Scale NSR 17,191 0.79 436 — — — 17,191 0.79 436 Undisclosed 6 Bellevue Producing 2.0% NSR, 2.0% NSR (gold), 1.5% NSR (all other metals) — — — 5,350 6.05 1,040 5,350 6.05 1,040 97% 7 Canadian Malartic Producing 1.0% to 1.5% Sliding-Scale NSR (gold only) 16,685 0.41 222 — — — 16,685 0.41 222 90% 8 Côté Gold Producing 1.0% NSR 92,541 1.09 3,234 71,709 0.91 2,093 164,251 1.01 5,327 92% 10 Dolores Producing 3.25% NSR (gold only), 2.0% NSR (silver only) 1,200 0.34 13 — — — 1,200 0.34 13 Undisclosed 11 El Limón Producing 3.0% NSR — — — 3,377 5.89 640 3,377 5.89 640 89-91% 13 Goldstrike Producing 0.9% NSR 17,392 2.41 1,349 5 1.14 0 17,397 2.41 1,349 74% 14 Gwalia Producing 1.5% NSR 460 4.19 62 21,200 3.08 2,100 21,660 3.10 2,162 95% 16 King Of The Hills Producing 1.5% NSR 9,500 0.59 181 59,980 0.99 1,911 69,480 0.94 2,092 92% 17 LaRonde Zone 5 Producing 2.0% NSR 4,450 2.10 301 4,523 2.30 334 8,973 2.20 635 95% 18 Leeville Producing 1.8% NSR 3,485 8.76 981 2,325 6.20 463 5,811 7.73 1,445 76% 19 Mara Rosa Producing 1.0% NSR, 1.75% NSR 11,791 1.20 456 12,014 1.16 446 23,805 1.18 902 Undisclosed 20 Marigold Producing 2.0% NSR — — — 121,578 0.46 1,784 121,578 0.46 1,784 74% 21 Meekatharra Producing 1.5% NSR, A$10 per ounce (gold only) 1.5% to 2.5% NSR (gold only) 0.45% NSR 530 2.11 36 4,062 2.93 382 4,592 2.83 418 85-92% 22 Rainy River Producing 6.5% of Payable Gold, 60% of Payable Silver 22,578 0.57 415 37,295 1.67 2,007 59,873 1.26 2,422 95% 23 Red Chris Producing 1.0% NSR — — — 288,429 0.60 5,560 288,429 0.60 5,560 55% 24 South Laverton Producing 1.5% NSR, 4.0% NPI (gold only) A$6.00 per ounce (gold only) A$10.00 per ounce (gold only) 10,403 1.49 500 6,305 2.73 554 16,708 1.96 1,054 83% 26 Southern Cross Producing 1.5% NSR 3,750 2.65 320 5,810 3.68 688 9,560 3.28 1,008 Undisclosed 27 Twin Creeks Producing 2.0% GPR (gold only) 535 3.16 54 — — — 535 3.16 54 Variable 28 Wassa Producing 10.5% of Payable Gold 4,268 2.15 295 6,029 2.07 401 10,297 2.10 696 96% 29 Wharf Producing 0.0% to 2.0% Sliding-Scale GSR (gold only) 4,749 1.11 169 18,216 0.91 530 22,965 0.95 700 79% 30 Williams Producing 0.97% NSR — — — 14,536 1.80 843 14,536 1.80 843 86-95% 31 Xavantina Producing 25.0% of Payable Gold 290 8.58 80 1,216 7.80 305 1,506 7.95 385 93% 32 Back River Development 3.3% GSR on Goose, 3.2-4.0% GSR on George 8,008 5.54 1,426 10,683 6.29 2,160 18,691 5.97 3,586 92-95.5% 33 Bateman Gold Development 1.0% NSR — — — 320 6.07 62 320 6.07 62 88% 34 Bogoso and Prestea Development 5.5% of Payable Gold — — — 856 10.97 302 856 10.97 302 Undisclosed 35 Castelo de Sonhos Development 1.5% NSR — — — 38,700 1.09 1,360 38,700 1.09 1,360 98% 36 Don Mario Development 3.0% NSR 2,057 1.83 121 — — — 2,057 1.83 121 Undisclosed 37 Hasbrouck Mountain Development 1.5% NSR 5,561 0.70 126 25,618 0.55 452 31,179 0.58 578 40-80% 38 Kundip Development 1.0% to 1.5% GVR (gold only) — — — 3,950 1.73 220 3,950 1.73 220 95% 39 Kutcho Creek Development 2.0% NSR 1,700 0.37 20 4,310 0.51 71 6,010 0.47 92 58-66% 40 La India Development 3.0% NSR — — — 7,320 2.56 602 7,320 2.56 602 91% 41 Manh Choh Development 3.0% NSR, 28% NSR (silver only) — — — 4,122 7.64 1,013 4,122 7.64 1,013 Undisclosed 42 Marban Development 0.5-0.75% (Marban Alliance claims) 1.0-1.5% (Horizon claims) Sliding-Scale NSR (gold only) — — — 42,929 0.88 1,212 42,929 0.88 1,212 94% 43 NuevaUnión Development 1.4% NSR 116,040 0.55 2,052 88,620 0.36 1,026 204,660 0.47 3,078 66% 45 Pine Cove Development 7.5% NPI — — — 233 1.53 11 233 1.53 11 87% 46 Red Dam Development 2.5% GSR (gold), 2.5% NSR (silver) — — — 2,900 1.25 117 2,900 1.25 117 Undisclosed 47 Ulysses Development 0.9% NSR 1,310 3.16 133 2,220 3.05 218 3,530 3.09 351 88% 49 Proven Probable Proven and Probable

SILVER RESERVES Metallurgical Current Stream/ Tonnes Grade Contained Tonnes Grade Contained Tonnes Grade Contained Recovery Property Category Royalty Interest (kt) (g/t) (koz) (kt) (g/t) (koz) (kt) (g/t) (koz) (%) Footnotes Khoemacau Principal 100% of Payable Silver 7,220 22.40 5,200 23,490 18.95 14,310 30,710 19.76 19,510 84% 89 Peñasquito Principal 2.0% NSR 123,700 37.92 150,800 167,300 30.08 161,800 291,000 33.41 312,600 80% 4 Pueblo Viejo Principal 7.5% of Payable Gold, 75.0% of Payable Silver 39,000 12.76 16,000 140,000 12.89 58,000 179,000 12.86 74,000 73% 5 Dolores Producing 3.25% NSR (gold only), 2.0% NSR (silver only) 1,200 15.55 600 — — — 1,200 15.55 600 Undisclosed 11 El Limón Producing 3.0% NSR — — — 3,377 5.42 589 3,377 5.42 589 Undisclosed 13 Rainy River Producing 6.5% of Payable Gold, 60% of Payable Silver 22,578 2.17 1,572 37,295 3.98 4,771 59,873 3.30 6,343 60% 23 Don Mario Development 3.0% NSR 2,057 48.71 3,221 — — — 2,057 48.71 3,221 Undisclosed 37 Hasbrouck Mountain Development 1.5% NSR 5,561 14.31 2,558 25,618 9.65 7,946 31,179 10.48 10,504 17-24% 38 Kutcho Creek Development 2.0% NSR 1,700 24.70 1,350 4,310 39.51 5,475 6,010 35.32 6,825 58-71% 40 La India Development 3.0% NSR — — — 7,320 5.31 1,250 7,320 5.31 1,250 Undisclosed 41 Manh Choh Development 3.0% NSR, 28% NSR (silver only) — — — 4,122 13.49 1,787 4,122 13.49 1,787 Undisclosed 42 NuevaUnión Development 1.4% NSR 116,040 3.00 11,192 88,620 2.33 6,648 204,660 2.71 17,840 66% 45 COPPER RESERVES Metallurgical Current Stream/ Tonnes Grade Contained Tonnes Grade Contained Tonnes Grade Contained Recovery Property Category Royalty Interest (kt) (%) (Mlb) (kt) (%) (Mlb) (kt) (%) (Mlb) (%) Footnotes Mount Milligan Principal 35% of Payable Gold, 18.75% of Payable Copper 215,640 0.17 828 34,386 0.18 134 250,026 0.17 962 Undisclosed 3 Red Chris Producing 1.0% NSR — — — 288,429 0.51 3,221 288,429 0.51 3,221 84% 24 Voisey's Bay Producing 2.7% NVR 15,539 0.80 274 15,549 0.84 288 31,088 0.82 562 80-85% 92 Don Mario Development 3.0% NSR 2,057 1.89 86 — — — 2,057 1.89 86 Undisclosed 37 Kutcho Creek Development 2.0% NSR 1,700 1.64 61 4,310 1.77 168 6,010 1.73 230 87.6-94.5% 40 Las Cruces Development 1.5% NSR (copper only) 16,000 1.23 434 25,600 1.08 608 41,600 1.14 1,042 85% 93 NuevaUnión Development 1.4% NSR 116,040 0.58 1,484 88,620 0.42 821 204,660 0.51 2,304 88% 45 LEAD RESERVES Metallurgical Current Stream/ Tonnes Grade Contained Tonnes Grade Contained Tonnes Grade Contained Recovery Property Category Royalty Interest (kt) (%) (Mlb) (kt) (%) (Mlb) (kt) (%) (Mlb) (%) Footnotes Peñasquito Principal 2.0% NSR 123,700 0.37 1,009 167,300 0.31 1,143 291,000 0.34 2,152 73% 4 ZINC RESERVES Metallurgical Current Stream/ Tonnes Grade Contained Tonnes Grade Contained Tonnes Grade Contained Recovery Property Category Royalty Interest (kt) (%) (Mlb) (kt) (%) (Mlb) (kt) (%) (Mlb) (%) Footnotes Peñasquito Principal 2.0% NSR 123,700 0.94 2,563 167,300 0.63 2,324 291,000 0.76 4,887 82% 4 Kutcho Creek Development 2.0% NSR 1,700 2.38 89 4,310 2.98 284 6,010 2.81 373 64-89% 40 NICKEL RESERVES Metallurgical Current Stream/ Tonnes Grade Contained Tonnes Grade Contained Tonnes Grade Contained Recovery Property Category Royalty Interest (kt) (%) (Mlb) (kt) (%) (Mlb) (kt) (%) (Mlb) (%) Footnotes Voisey's Bay Producing 2.7% NVR 15,539 1.72 589 15,549 1.88 644 31,088 1.80 1,234 68-86% 92 Proven Probable Proven and Probable Proven Probable Proven and Probable Proven Probable Proven and Probable Proven Probable Proven and Probable Proven Probable Proven and Probable

COBALT RESERVES Metallurgical Current Stream/ Tonnes Grade Contained Tonnes Grade Contained Tonnes Grade Contained Recovery Property Category Royalty Interest (kt) (%) (Mlb) (kt) (%) (Mlb) (kt) (%) (Mlb) (%) Footnotes Voisey's Bay Producing 2.7% NVR 15,539 0.10 34 15,549 0.12 41 31,088 0.11 75 68-86% 92 COAL RESERVES Metallurgical Current Stream/ Recovery Property Category Royalty Interest (%) Footnotes Skyline Producing 1.412988% GV (coal) Undisclosed 97 POTASH RESERVES Metallurgical Current Stream/ Tonnes K₂O Grade Contained KCl Tonnes K₂O Grade Contained KCl Tonnes K₂O Grade Contained KCl Recovery Property Category Royalty Interest (kt) (%) (k tons) (kt) (%) (k tons) (kt) (%) (k tons) (%) Footnotes Allan Producing $0.36 to $1.44 per ton (potash), $0.25 per ton (potash) 37,600 24.70 16,782 97,600 24.70 43,562 135,200 24.70 60,344 100% 99 Proven Probable Proven and Probable Proven Probable 6,895 Proven and Probable Tonnes (kt) Tonnes (kt) Tonnes (kt) Proven Probable Proven and Probable 6,895 —

GOLD RESOURCES (M) + (I) Metallurgical Current Stream/ Tonnes Grade Contained Tonnes Grade Contained Contained Tonnes Grade Contained Recovery Property Category Royalty Interest (kt) (g/t) (koz) (kt) (g/t) (koz) (koz) (kt) (g/t) (koz) (%) Footnotes Andacollo Principal 100% of Payable Gold 65,700 0.11 232 325,800 0.09 943 1,175 52,400 0.08 135 60% 1 Cortez Principal Legacy Zone: approx. 9.4% GSR Equivalent CC Zone: 0.45%-2.2% GSR Equivalent — — — 99,000 1.68 5,360 5,360 165,920 1.72 9,200 Undisclosed 2 Mount Milligan Principal 35% of Payable Gold, 18.75% of Payable Copper 118,289 0.25 966 141,571 0.30 1,367 2,333 7,795 0.34 84 Undisclosed 3 Peñasquito Principal 2.0% NSR 37,400 0.25 300 157,300 0.22 1,100 1,400 22,800 0.14 100 59% 4 Pueblo Viejo Principal 7.5% of Payable Gold, 75.0% of Payable Silver 11,000 1.70 600 50,000 1.80 2,900 3,500 4,800 1.56 240 82% 5 Bald Mountain Producing 1.75% to 2.5% Sliding-Scale NSR 82,095 0.66 1,739 — — — 1,739 — — — Undisclosed 6 Bellevue Producing 2.0% NSR, 2.0% NSR (gold), 1.5% NSR (all other metals) — — — — — — — 5,200 8.80 1,471 97% 7 Canadian Malartic Producing 1.0% to 1.5% Sliding-Scale NSR (gold only) — — — — — — — — — — 90% 8 Celtic/Wonder North Producing 1.5% NSR 370 2.27 27 3,240 2.16 225 252 6,060 2.10 410 Undisclosed 9 Côté Gold Producing 1.0% NSR 24,387 0.47 366 122,704 0.69 2,737 3,103 42,414 0.61 832 92% 10 Dolores Producing 3.25% NSR (gold only), 2.0% NSR (silver only) 3,000 0.41 39 600 1.49 29 68 900 1.58 46 Undisclosed 11 Don Nicolas Producing 2.0% NSR 249 4.32 35 877 5.82 164 199 4,664 2.32 348 88-85% 12 El Limón Producing 3.0% NSR — — — 9,484 2.03 620 620 1,566 4.45 224 89-91% 13 Goldstrike Producing 0.9% NSR 6 0.98 0 117 1.17 4 5 67 1.07 2 74% 14 Granite Creek Producing 3.0% NSR and 2.94% NSR 21,340 1.67 1,144 7,973 1.89 485 1,629 2,272 5.22 381 Undisclosed 15 Gwalia Producing 1.5% NSR 3,640 3.91 458 33,800 3.10 3,370 3,828 7,100 3.87 883 95% 16 King Of The Hills Producing 1.5% NSR — — — 14,960 3.16 1,522 1,522 10,740 1.38 476 92% 17 LaRonde Zone 5 Producing 2.0% NSR — — — 10,594 2.27 774 774 10,437 3.38 1,134 95% 18 Leeville Producing 1.8% NSR 2,936 6.36 600 1,309 5.61 236 836 3,439 6.70 741 76% 19 Mara Rosa Producing 1.0% NSR, 1.75% NSR 1,809 0.93 54 6,686 0.90 194 248 100 0.53 2 Undisclosed 20 Marigold Producing 2.0% NSR — — — 235,499 0.20 1,534 1,534 12,835 0.37 152 73% 21 Meekatharra Producing 1.5% NSR, A$10 per ounce (gold only) 1.5% to 2.5% NSR (gold only) 0.45% NSR 1,357 3.25 142 19,256 1.83 1,132 1,274 24,091 2.19 1,700 85-92% 22 Rainy River Producing 6.5% of Payable Gold, 60% of Payable Silver 457 1.50 22 11,319 2.24 815 837 1,388 2.76 123 95% 23 Red Chris Producing 1.0% NSR — — — 478,143 0.34 5,227 5,227 88,714 0.35 998 55% 24 Ruby Hill Producing 3.0% NSR — — — 225,600 0.56 4,076 4,076 170,910 0.66 3,650 Undisclosed 25 South Laverton Producing 1.5% NSR, 4.0% NPI (gold only) A$6.00 per ounce (gold only) A$10.00 per ounce (gold only) 4,874 2.54 398 20,008 2.26 1,452 1,850 12,513 2.12 854 83%-92% 26 Southern Cross Producing 1.5% NSR 2,014 7.54 488 13,423 4.25 1,832 2,320 10,419 4.42 1,481 Undisclosed 27 Twin Creeks Producing 2.0% GPR (gold only) 97 1.54 5 283 1.19 11 16 22 0.75 1 Undisclosed 28 Wassa Producing 10.5% of Payable Gold 3,237 3.89 405 4,469 4.43 636 1,041 61,083 3.37 6,620 95% 29 Williams Producing 0.97% NSR — — — 11,260 2.18 789 789 1,234 1.46 58 89-94% 31 Xavantina Producing 25.0% of Payable Gold — — — — — — — 311 4.50 45 93% 32 Back River Development 3.3% GSR on Goose, 3.2-4.0% GSR on George 1,699 6.77 370 13,062 5.63 2,365 2,735 13,794 6.44 2,856 92-95.5% 33 Bateman Gold Development 1.0% NSR — — — 1,704 4.63 254 254 1,424 3.84 176 88% 34 Bogoso and Prestea Development 5.5% of Payable Gold — — — 454 2.26 33 33 2,660 5.30 453 Undisclosed 35 Castelo de Sonhos Development 1.5% NSR — — — 38,400 1.18 1,459 1,459 26,100 0.88 741 98% 36 Don Mario Development 3.0% NSR 135 1.84 8 4,422 0.44 63 71 1,671 0.45 24 Undisclosed 37 Hasbrouck Mountain Development 1.5% NSR 777 0.32 8 6,171 0.32 64 72 4,682 0.37 56 40-80% 38 Kundip Development 1.0% to 1.5% GVR (gold only) — — — 710 1.75 40 40 3,150 2.96 300 95% 39 Kutcho Creek Development 2.0% NSR 103 0.20 1 413 2.08 28 28 2,145 0.41 28 58-66% 40 La India Development 3.0% NSR — — — 2,142 6.08 419 419 6,154 4.23 837 91% 41 Manh Choh Development 3.0% NSR, 28% NSR (silver only) — — — 622 2.32 46 46 14 4.12 2 Undisclosed 42 Marban Development 0.5-0.75% (Marban Alliance claims) 1.0-1.5% (Horizon claims) Sliding-Scale NSR (gold only) — — — 9,670 1.76 548 548 1,898 2.54 155 94% 43 Ming Development 1.0% NSR 241 2.68 21 74 1.98 5 25 62 2.12 4 Undisclosed 44 NuevaUnión Development 1.4% NSR 2,880 0.47 44 71,010 0.59 1,347 1,391 205,586 0.28 1,851 68% 45 Pine Cove Development 7.5% NPI — — — — — — — — — — 87% 46 Relief Canyon Development 2.0% NSR 8,402 0.90 243 7,197 0.66 152 395 1,885 0.28 17 83% 48 Ulysses Development 0.9% NSR 290 6.11 57 1,880 4.00 242 299 2,200 2.97 210 Undisclosed 49 Alturas Evaluation Up to a 1.06% NSR (gold), up to a 1.59% NSR (copper) — — — 58,000 1.18 2,200 2,200 130,000 0.86 3,600 Undisclosed 50 Measured Indicated Inferred CONTINUED ON NEXT PAGE

GOLD RESOURCES (Continued from previous page) (M) + (I) Metallurgical Current Stream/ Tonnes Grade Contained Tonnes Grade Contained Contained Tonnes Grade Contained Recovery Property Category Royalty Interest (kt) (g/t) (koz) (kt) (g/t) (koz) (koz) (kt) (g/t) (koz) (%) Footnotes Berg Evaluation 1.0% NSR 34,000 0.03 34 976,000 0.02 709 743 542,000 0.02 284 55% 51 Bronson Slope Evaluation 1.0% NSR — — — — — — — 155,190 0.32 1,620 Variable 52 Burnakura Evaluation 1.5% to 2.5% NSR (gold only) — — — 2,237 1.54 111 111 815 1.37 36 Undisclosed 53 Buttercup Bore Evaluation 2.0% GVR (gold only) — — — 38 2.57 3 3 423 1.76 24 Undisclosed 54 Caber Evaluation 1.0% NSR 800 0.30 8 700 0.20 5 12 20 0.10 0 Undisclosed 55 Doby George Evaluation 2.0% NSR — — — 12,922 0.98 407 407 4,999 0.73 118 Variable 56 Follansbee Evaluation 2.0% NSR — — — — — — — 1,589 7.61 389 Undisclosed 57 Gold River Evaluation 1.5% NSR — — — 690 5.29 117 117 5,273 6.06 1,028 Undisclosed 58 Great Bear Evaluation 2.0% NSR 1,839 2.57 152 31,029 2.67 2,661 2,813 22,691 4.54 3,315 95% 59 High Lake Evaluation 1.5% NSR — — — 7,900 1.30 330 330 6,000 1.30 251 75% 60 Holt Evaluation 0.00013 x Au price NSR (gold only) 5,806 4.29 800 5,884 4.75 898 1,698 9,097 4.48 1,310 Undisclosed 61 Island Mountain Evaluation 2.0% NSR 450 0.43 6 1,823 0.38 22 29 5,947 0.31 60 Undisclosed 62 Jaguar Evaluation 1.5% NSR — — — 1,300 0.30 13 13 400 0.30 4 40% 63 Kubi Village Evaluation 3.0% NPI 660 5.28 112 660 5.70 121 233 670 5.34 115 93% 64 Lawyers Evaluation 0.5% NSR 35,987 1.10 1,268 41,764 1.02 1,373 2,641 6,616 1.21 258 92% 65 Long Valley Evaluation 1.0% NSR — — — 63,699 0.59 1,217 1,217 22,051 0.64 453 80-90% 66 Meekatharra – Sabbath Evaluation A$1.00/tonne — — — 51 1.98 3 3 73 2.14 5 92% 67 Mt. Fisher Evaluation A$5.00/oz (gold only) 53 3.78 6 165 3.24 17 24 310 2.57 26 Undisclosed 68 Niblack Evaluation 1.0% to 3.0% NSR — — — 5,851 1.84 346 346 214 1.51 10 72% 69 Nieves Evaluation 2.0% NSR — — — 33,040 0.04 43 43 58,030 0.04 74 80% 70 North Island Evaluation 10.0% NPI — — — 513,164 0.26 4,368 4,368 444,905 0.21 2,956 47% 71 Nutmeg Mountain Evaluation 1.0% to 2.0% NSR — — — 51,660 0.61 1,006 1,006 17,860 0.48 275 80% 72 Paddington Evaluation 1.75% NSR (gold only) — — — — — — — 380 2.46 30 Undisclosed 73 Pascua-Lama Evaluation 0.81% to 5.45% NSR (gold), 1.09% NSR (copper) 35,156 1.66 1,880 276,452 1.41 12,500 14,380 15,400 1.74 863 Undisclosed 74 Phillips Find Evaluation A$10.00/oz (gold only) — — — 540 2.40 42 42 193 2.08 13 Undisclosed 75 Pinnacles Evaluation 1.5% NSR — — — 310 4.11 41 41 299 3.85 37 Undisclosed 76 Quinns Austin Evaluation 1.5% NSR 463 0.30 4 703 0.22 5 9 318 0.18 2 Undisclosed 77 Red October Evaluation 1.5% NSR 105 8.29 28 608 5.37 105 133 635 5.44 111 Undisclosed 78 San Juan Silver (Bulldog) Evaluation 3.0% NSR, 1.0% NSR — — — — — — — 2,341 0.45 34 Undisclosed 79 Schaft Creek Evaluation 3.5% NPI 166,000 0.20 1,067 1,127,200 0.15 5,436 6,503 316,700 0.14 1,425 73% 80 Shasta Evaluation 0.5% NSR — — — 12,578 0.99 401 401 15,432 0.77 382 95% 81 Tambor Evaluation 4.0% NSR — — — 456 3.94 58 58 596 4.91 94 Undisclosed 82 Temora Evaluation 12.5% NPI — — — 25,000 0.47 381 381 215,000 0.26 1,827 Undisclosed 83 Ulu Evaluation 5.0% NSR — — — 2,500 7.53 605 605 1,261 5.57 226 90% 84 Van Uden Evaluation 1.5% NSR 326 1.72 18 1,601 1.52 78 96 3,451 1.28 142 Undisclosed 85 Wallbrook Evaluation 1.5% NSR — — — 394 1.77 22 22 514 1.59 26 98% 86 Wildcat Evaluation 1.0% to 2.0% NSR — — — 60,000 0.39 746 746 22,500 0.29 210 52-73% 87 Wolverine Evaluation 0.0% to 9.445% NSR (gold and silver only) 553 1.40 25 911 1.49 44 69 539 1.37 24 Undisclosed 88 Measured Indicated Inferred

SILVER RESOURCES (M) + (I) Metallurgical Current Stream/ Tonnes Grade Contained Tonnes Grade Contained Contained Tonnes Grade Contained Recovery Property Category Royalty Interest (kt) (g/t) (koz) (kt) (g/t) (koz) (koz) (kt) (g/t) (koz) (%) Footnotes Khoemacau Principal 100% of Payable Silver 5,580 17.02 3,053 15,010 21.91 10,574 13,627 61,500 22.67 44,816 84% 89 Peñasquito Principal 2.0% NSR 37,400 24.45 29,400 157,300 25.13 127,100 156,500 22,800 25.51 18,700 79% 4 Pueblo Viejo Principal 7.5% of Payable Gold, 75.0% of Payable Silver 11,000 8.48 3,000 50,000 8.71 14,000 17,000 4,800 7.78 1,200 74% 5 Dolores Producing 3.25% NSR (gold only), 2.0% NSR (silver only) 3,000 30.07 2,900 600 77.76 1,500 4,400 900 55.30 1,600 Undisclosed 11 Don Nicolas Producing 2.0% NSR 249 5.50 44 877 7.02 198 242 4,664 2.14 320 Undisclosed 12 El Limón Producing 3.0% NSR — — — 9,484 0.66 200 200 1,566 3.52 177 Undisclosed 13 Rainy River Producing 6.5% of Payable Gold, 60% of Payable Silver 457 1.84 27 11,319 6.02 2,192 2,219 1,388 2.58 115 60% 23 Ruby Hill Producing 3.0% NSR — — — 225,600 14.25 103,357 103,357 170,910 13.45 73,911 Undisclosed 25 Don Mario Development 3.0% NSR 135 55.27 240 4,422 4.83 687 927 1,671 3.53 190 Undisclosed 37 Hasbrouck Mountain Development 1.5% NSR 777 7.76 194 6,171 7.35 1,458 1,652 4,682 6.55 986 17-24% 38 Kutcho Creek Development 2.0% NSR 103 27.99 93 413 153.71 2,042 2,135 2,145 32.05 2,210 58-71% 40 La India Development 3.0% NSR — — — 2,142 9.25 637 637 6,154 4.65 921 Undisclosed 41 Manh Choh Development 3.0% NSR, 28% NSR (silver only) — — — 622 9.10 182 182 14 9.10 4 Undisclosed 42 Ming Development 1.0% NSR 241 20.10 156 74 14.66 35 191 62 16.10 32 Undisclosed 44 NuevaUnión Development 1.4% NSR 2,880 3.00 278 71,010 3.67 8,371 8,649 205,586 2.33 15,423 66% 45 Relief Canyon Development 2.0% NSR 8,402 3.44 929 7,197 0.63 145 1,074 1,885 0.08 5 Undisclosed 48 Berg Evaluation 1.0% NSR 34,000 4.57 5,000 976,000 4.62 145,000 150,000 542,000 3.73 65,000 66% 51 Bronson Slope Evaluation 1.0% NSR — — — — — — — 155,190 2.71 13,500 Variable 52 Caber Evaluation 1.0% NSR 800 10.00 257 700 10.00 225 482 20 6.00 4 Undisclosed 55 High Lake Evaluation 1.5% NSR — — — 7,900 83.00 21,081 21,081 6,000 84.00 16,204 83% 60 Jaguar Evaluation 1.5% NSR — — — 1,300 97.00 4,054 4,054 400 106.00 1,363 49% 63 Lawyers Evaluation 0.5% NSR 35,987 38.46 44,500 41,764 28.37 38,100 82,600 6,616 34.79 7,400 88% 65 Niblack Evaluation 1.0% to 3.0% NSR — — — 5,851 29.04 5,462 5,462 214 18.17 125 76% 69 Nieves Evaluation 2.0% NSR — — — 33,040 50.10 53,220 53,220 58,030 30.38 56,683 81% 70 Quinns Austin Evaluation 1.5% NSR 463 4.38 65 703 3.28 74 139 318 2.74 28 Undisclosed 77 Rock Creek Evaluation 1.0% NSR — — — — — — — 90,796 50.95 148,736 88% 90 San Juan Silver (Bulldog) Evaluation 3.0% NSR, 1.0% NSR — — — — — — — 2,341 507.68 38,203 89% 79 Schaft Creek Evaluation 3.5% NPI 166,000 1.50 8,006 1,127,200 1.20 43,488 51,494 316,700 1.10 11,200 48% 80 Shasta Evaluation 0.5% NSR — — — 12,578 35.03 14,166 14,166 15,432 28.72 14,249 77% 81 Wildcat Evaluation 1.0% NSR, 1.0% to 2.0% NSR — — — 60,000 3.32 6,400 6,400 22,500 2.76 2,000 Undisclosed 87 Wolverine Evaluation 0.0% to 9.445% NSR (gold and silver only) 553 364.32 6,482 911 323.78 9,488 15,970 539 333.29 5,776 Undisclosed 88 Measured Indicated Inferred

COPPER RESOURCES (M) + (I) Metallurgical Current Stream/ Tonnes Grade Contained Tonnes Grade Contained Contained Tonnes Grade Contained Recovery Property Category Royalty Interest (kt) (%) (Mlb) (kt) (%) (Mlb) (Mlb) (kt) (%) (Mlb) (%) Footnotes Mount Milligan Principal 35% of Payable Gold, 18.75% of Payable Copper 118,289 0.17 433 141,571 0.13 418 851 7,795 0.14 24 Undisclosed 3 Johnson Camp Producing 2.5% NSR — — — — — — — 55,818 0.38 472 48% 91 Red Chris Producing 1.0% NSR — — — 478,143 0.37 3,900 3,900 88,714 0.36 704 81% 24 Voisey's Bay Producing 2.7% NVR 1,124 0.99 25 881 1.05 20 45 7,523 0.80 133 80-85% 92 Don Mario Development 3.0% NSR 135 1.75 5 4,422 0.50 49 54 1,671 0.38 14 Undisclosed 37 Kutcho Creek Development 2.0% NSR 103 1.64 4 413 6.62 60 64 2,145 1.22 58 87.6-94.5% 40 Las Cruces Development 1.5% NSR (copper only) 4,900 2.07 223 900 2.84 56 280 9,400 1.08 224 Undisclosed 93 Ming Development 1.0% NSR 241 2.40 13 74 1.98 3 16 62 1.75 2 Undisclosed 44 NuevaUnión Development 1.4% NSR 2,880 0.42 27 71,010 0.51 798 825 205,586 0.30 1,364 89% 45 Berg Evaluation 1.0% NSR 34,000 0.31 232 976,000 0.23 4,949 5,181 542,000 0.17 2,031 82% 51 Bronson Slope Evaluation 1.0% NSR — — — — — — — 155,190 0.09 317 Variable 52 Caber Evaluation 1.0% NSR 800 1.10 19 700 1.20 19 38 20 1.00 0 Undisclosed 55 High Lake Evaluation 1.5% NSR — — — 7,900 3.00 522 522 6,000 1.80 238 89% 60 Jaguar Evaluation 1.5% NSR — — — 1,300 0.50 14 14 400 0.30 3 76% 63 Los Chancas Evaluation 0.375% NSR — — — 150,000 0.50 1,648 1,648 1,433,000 0.45 14,165 82-84% 94 Niblack Evaluation 1.0% to 3.0% NSR — — — 5,851 0.94 121 121 214 0.93 4 94% 69 North Island Evaluation 10.0% NPI — — — 513,164 0.19 2,183 2,183 444,905 0.15 1,431 86% 71 Pascua-Lama Evaluation 0.81% to 5.45% NSR (gold), 1.09% NSR (copper) 35,156 0.10 77 276,452 0.09 559 636 15,400 0.05 18 Undisclosed 74 Quinns Austin Evaluation 1.5% NSR 463 1.22 12 703 0.97 15 28 318 0.85 6 Undisclosed 77 Rock Creek Evaluation 1.0% NSR — — — — — — — 90,796 0.66 1,317 92% 90 Schaft Creek Evaluation 3.5% NPI 166,000 0.32 1,171 1,127,200 0.25 6,213 7,384 316,700 0.19 1,327 87% 80 Temora Evaluation 12.5% NPI — — — 25,000 0.34 187 187 215,000 0.30 1,422 Undisclosed 83 LEAD RESOURCES (M) + (I) Metallurgical Current Stream/ Tonnes Grade Contained Tonnes Grade Contained Contained Tonnes Grade Contained Recovery Property Category Royalty Interest (kt) (%) (Mlb) (kt) (%) (Mlb) (Mlb) (kt) (%) (Mlb) (%) Footnotes Peñasquito Principal 2.0% NSR 37,400 0.28 231 157,300 0.24 832 1,063 22,800 0.24 121 72% 4 High Lake Evaluation 1.5% NSR — — — 7,900 0.30 52 52 6,000 0.40 53 81% 60 San Juan Silver (Bulldog) Evaluation 3.0% NSR, 1.0% NSR — — — — — — — 2,341 1.40 72 74% 79 ZINC RESOURCES (M) + (I) Metallurgical Current Stream/ Tonnes Grade Contained Tonnes Grade Contained Contained Tonnes Grade Contained Recovery Property Category Royalty Interest (kt) (%) (Mlb) (kt) (%) (Mlb) (Mlb) (kt) (%) (Mlb) (%) Footnotes Peñasquito Principal 2.0% NSR 37,400 0.69 569 157,300 0.59 2,046 2,615 22,800 0.57 287 80% 4 Kutcho Creek Development 2.0% NSR 103 1.86 4 413 9.92 90 95 2,145 1.56 74 64-89% 40 Caber Evaluation 1.0% NSR 800 6.10 108 700 5.90 91 199 20 8.00 4 Undisclosed 55 High Lake Evaluation 1.5% NSR — — — 7,900 3.50 610 610 6,000 4.30 569 93% 60 Jaguar Evaluation 1.5% NSR — — — 1,300 7.20 206 206 400 7.80 69 89% 63 Niblack Evaluation 1.0% to 3.0% NSR — — — 5,851 1.73 223 223 214 1.38 7 90% 69 Quinns Austin Evaluation 1.5% NSR 463 1.41 14 703 1.47 23 37 318 1.17 8 Undisclosed 77 San Juan Silver (Bulldog) Evaluation 3.0% NSR, 1.0% NSR — — — — — — — 2,341 1.10 57 81% 79 Measured Indicated Inferred Measured Indicated Inferred Measured Indicated Inferred

NICKEL RESOURCES (M) + (I) Metallurgical Current Stream/ Tonnes Grade Contained Tonnes Grade Contained Contained Tonnes Grade Contained Recovery Property Royalty Interest (kt) (%) (Mlb) (kt) (%) (Mlb) (Mlb) (kt) (%) (Mlb) (%) Footnotes Voisey's Bay Producing 2.7% NVR 1,124 1.19 29 881 1.45 28 58 7,523 1.80 299 68-86% 92 Bell Creek Evaluation A$1.00 to A$2.00/tonne 11,400 0.84 211 12,700 0.64 179 390 1,700 0.55 21 Undisclosed 95 Cosmos Evaluation 1.5% NSR (all metals other than gold), $10 per ounce (gold) — — — 4,340 2.02 194 194 1,950 2.16 93 Undisclosed 96 COBALT RESOURCES (M) + (I) Metallurgical Current Stream/ Tonnes Grade Contained Tonnes Grade Contained Contained Tonnes Grade Contained Recovery Property Category Royalty Interest (kt) (%) (Mlb) (kt) (%) (Mlb) (Mlb) (kt) (%) (Mlb) (%) Footnotes Voisey's Bay Producing 2.7% NVR 1,124 0.06 1 881 0.08 1 1 7,523 0.12 20 68-86% 92 Bell Creek Evaluation A$1.00 to A$2.00/tonne 11,400 0.05 13 12,700 0.03 8 21 1,700 0.03 1 Undisclosed 95 MOLYBDENUM RESOURCES (M) + (I) Metallurgical Current Stream/ Tonnes Grade Contained Tonnes Grade Contained Contained Tonnes Grade Contained Recovery Property Category Royalty Interest (kt) (%) (Mlb) (kt) (%) (Mlb) (Mlb) (kt) (%) (Mlb) (%) Footnotes Berg Evaluation 1.0% NSR 34,000 0.03 22 976,000 0.03 646 668 542,000 0.02 239 70% 51 North Island Evaluation 10.0% NPI — — — 513,164 0.01 87 87 444,905 0.01 56 74% 71 Schaft Creek Evaluation 3.5% NPI 166,000 0.02 77 1,127,200 0.02 398 474 316,700 0.02 133 59% 80 COAL RESOURCES (M) + (I) Metallurgical Current Stream/ Contained Recovery Property Category Royalty Interest (kt) (%) Footnotes Horizon Coal Evaluation 0.50% GV (coal) 143,094 Undisclosed 98 POTASH RESOURCES (M) + (I) Metallurgical Current Stream/ Tonnes K₂O Grade Contained KCl Tonnes K₂O Grade Contained KCl Contained KCl Tonnes K₂O Grade Contained KCl Recovery Property Category Royalty Interest (kt) (%) (k tons) (kt) (%) (k tons) (k tons) (kt) (%) (k tons) (%) Footnotes Allan Producing $0.36 to $1.44 per ton (potash), $0.25 per ton (potash) 1,156,000 22.10 461,673 2,031,200 22.49 825,653 1,287,326 933,200 22.50 379,340 100% 99 LITHIUM RESOURCES (M) + (I) Metallurgical Current Stream/ Tonnes Li₂O Grade Contained Li₂O Tonnes Li₂O Grade Contained Li₂O Contained Li₂O Tonnes Li₂O Grade Contained Li₂O Recovery Property Category Royalty Interest (kt) (%) (kt) (kt) (%) (kt) (kt) (kt) (%) (kt) (%) Footnotes Yellowknife Lithium Exploration 2.0% NPI — — — — — — — 45,181 1.00 452 Undisclosed 100 URANIUM RESOURCES (M) + (I) Metallurgical Current Stream/ Tonnes Grade Contained Tonnes Grade Contained Contained Tonnes Grade Contained Recovery Property Category Royalty Interest (kt) (%) (Mlb) (kt) (%) (Mlb) (Mlb) (kt) (%) (Mlb) (%) Footnotes La Jara Mesa Evaluation $0.25/lb (uranium) — — — 1,411 0.28 7 7 720 0.24 3 Undisclosed 101 Westmoreland Evaluation 1.0% NSR — — — 18,686 0.11 36 36 9,022 0.10 16 Undisclosed 102 Measured Indicated Inferred Measured Indicated Inferred Measured Indicated Inferred Measured Indicated Inferred 40,626 Measured Indicated Inferred 102,468 40,626 Measured Indicated Inferred Measured Indicated Inferred Tonnes (kt) Tonnes (kt) Tonnes (kt)

Footnotes for Mineral Resources and Reserves  General Footnotes  Set forth below are the defini ons of mineral resources and mineral reserves used by U.S. Securi es and Exchange Commission under Regula on S‐K Item 1300 (“SK‐1300”).  Mineral resource is a concentra on or occurrence of material of economic interest in or on the Earth’s crust in such form, grade or quality, and quan ty that there are reasonable  prospects for economic extrac on. A mineral resource is a reasonable es mate of mineraliza on, taking into account relevant factors such as cut‐off grade, likely mining  dimensions, loca on or con nuity, that, with the assumed and jus fiable technical and economic condi ons, is likely to, in whole or in part, become economically extractable.  •  Measured mineral resource is that part of a mineral resource for which quan ty and grade or quality are es mated on the basis of conclusive geological evidence and  sampling. The level of geological certainty associated with a measured mineral resource is sufficient to allow a qualified person to apply modifying factors, as defined in this  sec on, in sufficient detail to support detailed mine planning and final evalua on of the economic viability of the deposit. Because a measured mineral resource has a higher  level of confidence than the level of confidence of either an indicated mineral resource or an inferred mineral resource, a measured mineral resource may be converted to a  proven mineral reserve or to a probable mineral reserve.  •  Indicated mineral resource is that part of a mineral resource for which quan ty and grade or quality are es mated on the basis of adequate geological evidence and sampling.  The level of geological certainty associated with an indicated mineral resource is sufficient to allow a qualified person to apply modifying factors in sufficient detail to support  mine planning and evalua on of the economic viability of the deposit. Because an indicated mineral resource has a lower level of confidence than the level of confidence of a  measured mineral resource, an indicated mineral resource may only be converted to a probable mineral reserve.  •  Inferred mineral resource is that part of a mineral resource for which quan ty and grade or quality are es mated on the basis of limited geological evidence and sampling. The  level of geological uncertainty associated with an inferred mineral resource is too high to apply relevant technical and economic factors likely to influence the prospects of  economic extrac on in a manner useful for evalua on of economic viability. Because an inferred mineral resource has the lowest level of geological confidence of all mineral  resources, which prevents the applica on of the modifying factors in a manner useful for evalua on of economic viability, an inferred mineral resource may not be considered  when assessing the economic viability of a mining project, and may not be converted to a mineral reserve.  Mineral reserve is an es mate of tonnage and grade or quality of indicated and measured mineral resources that, in the opinion of the qualified person, can be the basis of an  economically viable project. More specifically, it is the economically mineable part of a measured or indicated mineral resource, which includes dilu ng materials and allowances  for losses that may occur when the material is mined or extracted.  Mineral reserves are subdivided into two categories, in descending order of geological certainty:  •  Proven mineral reserve is the economically mineable part of a measured mineral resource and can only result from conversion of a measured mineral resource.  •  Probable mineral reserve is the economically mineable part of an indicated and, in some cases, a measured mineral resource.  Royal Gold has disclosed a number of reserve es mates that are provided by operators that are foreign issuers and are not based on the U.S. Securi es and Exchange  Commission’s defini ons for proven and probable reserves. For Canadian issuers, defini ons of “mineral reserve,” “proven mineral reverse,” and “probable mineral reserve”  conform to the Canadian Ins tute of Mining, Metallurgy and Petroleum (“CIM”) defini ons of these terms as of the effec ve date of es ma on as required by Na onal  Instrument 43‐101 (“NI 43‐101”) of the Canadian Securi es Administrators. For Australian issuers, defini ons of “mineral reserve,” “proven mineral reserve,” and “probable  mineral reserve” conform with the Australasian Code for Repor ng of Mineral Resources and Ore Reserves prepared by the Joint Ore Reserves Commi ee of the Australasian  Ins tute of Mining and Metallurgy, Australian Ins tute of Geoscien sts and Minerals Council of Australia, as amended (“JORC”). Royal Gold does not reconcile the reserve  es mates provided by the operators with defini ons of reserves used by the U.S. Securi es and Exchange Commission.

The reserves and resources and metallurgical recoveries reported are either es mates received from the various operators or are based on informa on provided to Royal Gold or  are derived from publicly available informa on from the operators of the various proper es including NI 43‐101 or JORC reports filed by operators. Royal Gold is not able to  reconcile the reserve and resource es mates prepared in reliance on Na onal Instrument 43‐101 or JORC with defini ons of the U.S. Securi es and Exchange Commission.  Metallurgical recoveries are not included in the calcula on of contained metals as these can be variable within a deposit depending on material type and process path.  Recoveries are generally unknown for projects with resources that do not have processing methods iden fied.  Mineral resources are tabulated in addi on to (exclusive of) mineral reserves. Mineral resources which are not mineral reserves do not have demonstrated economic viability.  “Contained ounces” or “contained pounds” do not take into account recovery losses in mining and processing.

Property‐Specific Footnotes  Metal prices are dollars per ounce for gold (Au) and silver (Ag) and dollars per pound for copper (Cu), lead (Pb), zinc (Zn), and nickel (Ni).  GOLD  1. Andacollo resources and reserves are reported under CIM standards and have an effec ve date of 12/31/2023. Metal prices used for reserves determina on were  $1,500 Au and $3.25 Cu and the cut‐off grade for reserves is 0.2% Cu. No separate metals price or cut‐off informa on is disclosed for resources. Our stream interest  covers gold only. Copper resources and reserves exist but are not presented because they are not subject to our stream. Our stream interest at Andacollo is 100% of  payable gold un l 900,000 ounces are delivered, 50% therea er.  2. Cortez resources and reserves are reported under CIM and SK‐1300 standard, and included in Newmont SK‐1300 disclosure (with the excep on of Fourmile, which is  reported only under CIM standards) and have an effec ve date of 12/31/2023. Resource quan es are back‐calculated from Barrick’s 61.5% to Royal Gold’s 100% for  NGM areas. Values may differ due to rounding and significant digits effects. Metal prices used for reserves are $1,300. Cut‐off grades and process recoveries vary by  project area. For more details regarding our royalty interests at Cortez, please see our website.   3. Mount Milligan resources and reserves are reported under CIM standards and have an effec ve date of 12/31/2023. Metal prices used for reserves determina on are  $1,500 Au and $3.50 Cu and the cut‐off grade is $8.65 NSR. Metal prices used for resources determina on are $1,800 Au and $3.75 Cu and the NSR cut‐off is $8.46.  Specific process recoveries are not disclosed by the operator. Royal Gold also holds a life of mine free cash flow interest (“FCF Interest”), payable annually, of 5% of the  cumula ve free cash flow generated from Mount Milligan a er the earlier of (i) the first fiscal year following delivery of both 375,000 ounces of gold and 30,000 tonnes  of copper from January 1, 2024, and (ii) January 1, 2036. The FCF Interest will increase to 10% a er the earlier of (i) the first fiscal year following the delivery of both  665,000 ounces of gold and 60,000 tonnes of copper from January 1, 2024, and (ii) January 1, 2036.  4. Peñasquito resources and reserves are reported under SK‐1300 and have an effec ve date of 12/31/2023. Metal prices used for reserves are $1,400 Au, $20.00 Ag,  $1.00 Pb and $1.20 Zn. Prices used for resources are $1,600 Au, $23.00 Ag, $1.20 Pb, and $1.45 Zn. Cut‐off grade varies with level of silver, lead and zinc credits.  5. Pueblo Viejo resources and reserves are reported under CIM and SK‐1300 standards and have an effec ve date of 12/31/2023. Royal Gold’s stream interest is 60%,  corresponding to Barrick’s 60% share of the project. Metal prices used for reserves are $1,300 Au and $18.00 Ag. Metal prices used for resources are $1,700 Au and  $21.00 Ag. Specific cut‐off grades are not disclosed. Our stream interest at Pueblo Viejo is 7.5% of payable gold un l 990,000 ounces are delivered, 3.75% therea er, and  75% of payable silver un l 50 million ounces are delivered, 37.5% therea er.  6. Bald Mountain resources are reported to CIM standards as of 12/31/2016. Reserves use a gold price of $1,200, resources use a gold price of $1,400. Specific cut‐off  grades and recoveries are not disclosed. The royalty is based on a sliding scale, which caps at 2.5% at gold prices above $425 per ounce.  7. Bellevue resources and reserves are reported under JORC standards and have an effec ve date of 5/4/2022. Gold price for reserves is AUS$1,700 and the cut‐off grade is  3.5 g/t Au. Gold price for resources is AUS$1,750 and cut‐off grade is 3.5 g/t Au. The royalty rate varies depending on the tenement. It is 2.0% NSR royalty on all metals  produced from the mining leases M36/25 and M36/299 and the explora on license E36/535, and a 2.0% NSR on gold and 1.5% NSR on all other metals produced from  the mining lease M36/24.  8. Canadian Malar c resources and reserves are reported under CIM standards and have an effec ve date of 12/31/2023. Reserves and resources use a $1,300 Au price  and a cut‐off grade of 0.41 g/t Au. The royalty is based on a sliding scale, which caps at 1.5% at a gold price equal to or above $350 per ounce.  9. Cel c/Wonder North resources are reported to JORC standards as of 3/31/2022. Gold price assump on is AUS$2,250 and resources use a 0.5 g/t Au cut‐off grade.  10. Côté Gold resources and reserves are reported to CIM standards with an effec ve date of 12/31/2023. 70% of reported reserves and resources are expected to fall  within the Royal Gold royalty ground. Reserves and resources use gold prices of $1,400 and $1,500, respec vely. Specific cut‐off grades are not disclosed by the operator.   11. Dolores resources and reserves are reported under CIM standards and have an effec ve date of 6/30/2024. Metal prices used for reserves are $1,850 Au and $21.00 Ag.  Prices for resources are $1,950 Au and $23.00 Ag. Cut‐off grades and specific Au and Ag recoveries vary by material type and process.

12. Don Nicolas is a producing property, but no reserves are disclosed. Resources are disclosed under CIM standards as of 4/1/2024. A gold price of $1,550 is used for  resource repor ng, with cut‐offs of 0.3 g/t Au for open‐pit and 1.95 g/t Au for underground.  13. El Limón resources and reserves are reported under CIM standards and have an effec ve date of 12/31/2023. Metal prices used for reserves were $1,500 Au and $23.00  Ag and cut‐off grades range from 1.15 to 1.2 g/t Au in the open‐pit and 2.3 to 3.36 g/t Au in the underground. For resources, gold prices of $1,600‐1,700 and silver prices  of $20.00‐24.00 are used, with cut‐off grades of 1.00 to 1.23 g/t Au in open‐pits and 2.25 g/t in underground.  14. Goldstrike resources and reserves are reported under CIM standards and have an effec ve date of 12/31/2022. $1,700 Au price is used for resources and reserves with a  cut‐off grade of 0.027 to 0.034 oz/t.  15. Granite Creek resources are reported to CIM standards with an effec ve date of 5/4/2021. There are no reserves reported for Granite Creek. The property is considered  a produc on property because test mining produced gold ounces during the year. Gold price used for resources is $1,800 for open‐pit and $1,600 for underground. Cut‐ off grades are 0.35 g/t open‐pit and 5 g/t for underground. For more details regarding our royalty interests at Granite Creek, please see our website.   16. Gwalia resources and reserves are reported under JORC standards and have an effec ve date of 12/31/2023. Gwalia, Tower Hill, and Harbour Lights areas are  a ributable to our royalty interest. AUS$2,000 Au price is used for reserves with a cut‐off grade of 4.0 g/t. AUS$2,500 is used for resources with a cut‐off grade of 2.5  g/t.  17. King of the Hills resources and reserves are reported under JORC standards and have an effec ve date of 6/30/2024. AUS$2,000 Au price is used for reserves, with cut‐ off grades of 0.4 g/t Au for open‐pit and 1.3 g/t for underground. Resources use an AUS$3,500 pit shell with 0.4 g/t Au for open‐pit resource and 1.0 g/t for  underground.  18. LaRonde Zone 5 resources and reserves are reported under CIM standards and have an effec ve date of 12/31/2023. Reserves and resources are reported using gold  prices of $1,400 and $1,650, respec vely. Cut‐off grades vary by material type and depth but are not less than 1.56 g/t Au.  19. Leeville resources and reserves are reported under CIM standards and included in Newmont SK‐1300 disclosure and have an effec ve date of 12/31/2023. Gold prices  used for reserves and resources are $1,300 and $1,700, respec vely. Cut‐off grades range from 0.145 to 0.197 oz/t.  20. Mara Rosa resources and reserves are reported to JORC standards with an effec ve date of 12/31/2022. Gold price of $1,800 was used for both reserves and resources.  Specific recoveries and cut‐off grades are not disclosed by the operator.   21. Marigold resources and reserves are reported under SK‐1300 standards and have an effec ve date as of 12/31/2022. Gold prices used for reserves are $1,350, with a  cut‐off of 0.069 g/t payable Au. Gold prices used for resources are $1,750, with a cut‐off of 0.069 g/t payable Au.  22. Meekatharra resources and reserves are reported under JORC standards and have an effec ve date of 6/30/2024. Metal prices used are AUS$2,400 for resources and  reserves and cut‐off grades vary by material and depth. The 1.5% to 2.5% NSR royalty pays at a rate of 1.5% for the first 75,000 ounces produced in any 12 month period  and at a rate of 2.5% on produc on above 75,000 ounces during that 12 month period.  23. Rainy River resources and reserves are reported under CIM standards and have an effec ve date of 12/31/2023. Reserves use $1,400 Au and $19.00 Ag prices.  Resources use $1,500 Au and $21.00 Ag prices. Cut‐off grades for both resources and reserves are 0.3 g/t AuEq for open‐pit 1.7 g/t AuEq for underground. Our stream  interest at Rainy River is 6.5% of the gold produced and contained in doré un l 230,000 gold ounces have been delivered, 3.25% therea er, , and 60% of payable silver  produced and contained in doré un l 3.1 million ounces are delivered, 30% therea er  24. Red Chris resources and reserves are reported under SK‐1300 and have an effec ve date of 12/31/2023. The operator reports their 70% ownership which is back‐ calculated to our 100% royalty coverage. Reserves use $1,300 Au and $3.00 Cu prices. Resources use $1,400 Au and $3.00 Cu prices. Cut‐off grades vary with copper  credits.  25. Ruby Hill does not have current reserves disclosed. We classify it as a producing property because of revenue from ongoing heap leaching. Ruby Hill resources are  es mated under CIM standards with an effec ve date of 6/30/2021. Resources use a $1,650 Au price with 0.1 g/t open‐pit and 3.6 g/t underground Au cut‐off grades.

26. South Laverton resources and reserves are reported under JORC standards and have an effec ve date of 3/31/2024. The operator reports resources and reserves for  Carosue Dam, of which our royal es cover certain deposit areas. Reserves and resources use AUS$1,850 and AUS$2,250 respec vely. Cut‐off grades are 0.56 g/t Au. The  A$6.00 per ounce royalty is payable once 265,745 ounces of gold have been produced and the A$10.00 per ounce royalty is payable once 160,333 ounces of gold have  been produced from certain South Laverton tenements. The thresholds have not been met for either A$ per ounce royalty.   27. Southern Cross resources and reserves are reported to JORC standards and have an effec ve date of 7/24/2016. Reserves use a gold price of AUS$1,600 and a cut‐off  grade of 0.69 g/t Au.  28. Twin Creeks reports resources and reserves to CIM standards with an effec ve date of 12/31/2022. The Twin Creeks royalty is now a part of the Turquoise Ridge JV,  operated by Nevada Gold Mines. Reserves and resources use gold prices of $1,300 and $1,700 respec vely. Cut‐off grades are 0.005 oz/t Au for leach and 0.022 oz/t for  mill material.  29. Wassa resources and reserves are reported to JORC standards with an effec ve date of 3/31/2024. Resources and reserves use a gold price of $2,500 and cut‐off grades  of 1.34 g/t for underground and 0.5 g/t for open‐pit.  Our stream interest at Wassa is 10.5% of payable gold un l 240,000 ounces are delivered, 5.5% therea er.  30. Wharf reserves are reported to SK 1300 standards with an effec ve date of 12/31/2023. A gold price of $1,600 and a cut‐off Au grade of 0.01 oz/short ton was used for  reserve repor ng. The royalty is based on a sliding scale, which caps at 2.0% at gold prices above $500 per ounce.  31. Williams resources and reserves are reported to CIM standards with an effec ve date of 12/31/2023. For reserves, a gold price of $1,400 was used, with cut‐off grades  of 0.43 g/t for open‐pit and 2.43 g/t for underground. For resources, a gold price of $1,700 was used, with cut‐off grades of 0.36 g/t for open‐pit and 1.95 g/t for  underground.  32. Xavan na reports resource and reserves to CIM standards as of 12/31/2023. Resources and reserves use a gold price of $1,650/oz, and cut‐off grade is $72/t. No  measured or indicated resources are reported because 100% of measured and indicated resources report to reserves. Our stream interest at Xavan na is 25% of payable  gold un l 93,000 ounces are delivered, 10% therea er.  33. Back River resources and reserves are reported to CIM standards with an effec ve date of 1/15/2023. Reserves and resources use gold prices of $1,500 and $1,550  respec vely. Cut‐off grades vary from 1.6 to 1.74 g/t for open‐pit and 3.5 to 4.1 g/t for underground. Royalty revenue from the Goose Project is expected based on the  following royalty rates and cumula ve produc on thresholds:  0.7% NSR royalty rate un l the receipt of C$5 million of royalty revenue, declining to 0.35% therea er, on  all gold produced from startup through to the cumula ve produc on of 400,000 ounces; 2.5% GSR royalty rate on all gold produced a er the cumula ve produc on of  400,000 ounces up to a cumula ve total of approximately 780,000 ounces; and 3.3% GSR royalty rate on all produc on above cumula ve produc on of approximately  780,000 ounces. Royalty revenue from the George por on is expected based on an approximate 3.2‐4.0% GSR royalty rate, which is payable a er cumula ve produc on  of 800,000 ounces.  34. Bateman Gold resources and reserves are reported to JORC standards with an effec ve date of 12/31/2023. Royal gold royalty covers 80% of the McFinley resource area  of the Red Lake property according to Evolu on Mining. Gold price used for reserves is AUS$1,800 and the cut‐off grade is 3.5 g/t Au. Gold price used for resources is  AUS$2,500 with a cut‐off grade of 2.5 g/t Au.  35. Bogoso and Prestea resources and reserves are reported under CIM standards with an effec ve date of 12/31/2020. Gold prices used for reserves and resources were  $1,300 and $1,500, respec vely. Cut‐off grades vary by deposit area.   36. Castelo de Sonhos resources and reserves are reported to CIM standards with an effec ve date of 10/4/2023. Resources and reserves use a gold price of $1,550 and an  NSR cut‐off of $12.00 per tonne. Royal Gold also holds an op on to purchase an addi onal 1.0% NSR royalty for a further investment of $5.0 million to $8.0 million to be  determined by reference to mineralized material at Castelo de Sonhos when the op on is exercised.  37. Don Mario resources and reserves are reported to CIM standards and have an effec ve date of 9/30/2023. Metal prices used for reserves were $1,600 Au, $18.00 Ag,  and $3.00 Cu. Resource prices are $1,700 Au, $3.25 Cu. Cut‐off grade is 0.3 g/t Au.  38. Hasbrouck Mountain resources and reserves are reported to CIM standards with an effec ve date of 1/11/2023. Metal prices used for reserves are $1,790 for Au and  $21.50 for Ag. For resources, $1,850 Au and $22.75 Ag are used. Cut‐off grade is 0.007 opt Au.

39. Kundip resources and reserves are reported to JORC standards with an effec ve date of 12/31/2023. The Royal Gold royalty area covers only certain deposit areas. Metal prices used are AUS$2,946 Au, AUS$42.00 Ag and AUS$7.57 and cut‐off grade is 0.5 g/t AuEq for open pit and 2.0 g/t AuEq for underground.  The royalty pays at a rate of 1.0% on the first 250,000 ounces of gold produced, 1.5% therea er. 40. Kutcho Creek resources and reserves are reported to CIM standards with an effec ve date of 7/30/2021. Royal Gold royalty area covers approximately 35% of the reported resources, including 100% of Esso area and 25% of Main area. Sumac is outside the Royal Gold royalty area. Metal prices used for both reserves and reserves are  $1,600 Au, $20.00 Ag, $3.50 Cu and $1.15 Zn. NSR cut‐off grades for reserves are C$38.40 for oxide open‐pit, C$55.00 for sulfide open‐pit, and C$129.45 for underground.  Resource cut‐off grades are 0.45% Cu equivalent for open‐pit, 0.95‐1.05% Cu equivalent for underground. 41. La India resources and reserves are reported to CIM standards with an effec ve date of 2/28/2022. Royal Gold royalty area covers por ons of the property and excludes others. Metal prices for reserves are $1,600 Au and $20.00 silver, and reserves cut‐off is 0.6 g/t Au. Gold price for resources is $1,800, and resource cut‐off grades range from 0.5 to 0.65 g/t Au for open‐pit and 2.0 g/t Au for underground. 42. Manh Choh resources and reserves are reported to CIM standards with an effec ve date of 12/31/2023. Reserves are reported using metal prices of $1,400 Au and $17.50 Ag. Resources are reported using metal prices of $1,700 Au and $21.30 Ag. Specific cut‐off grades and recoveries are not reported. 43. Marban reserves and resources are reported to CIM standards with and effec ve date of 8/17/2022. Royal Gold royalty claims cover only the Marban deposit. Addi onal resource areas on the claim block are outside the royalty area. Reserves are reported using $1,600 Au price and 0.3 g/t Au cut‐off grade. Resources are reported using a $1,900 Au pit shell and cut‐off grades of 0.3 g/t Au open‐pit and 3.0 g/t Au for underground. The 0.5% to 0.75% sliding‐scale NSR relates to certain claims included in the Marban Alliance property, and a 1.0% to 1.5% sliding‐scale NSR relates to certain claims in the Horizon property. At a gold price below $350 per ounce, the royalty rate is 0.5% for the Marban Alliance and 1.0% for Horizon, which increases to 0.75% for the Marban Alliance and 1.5% for Horizon at a gold price equal to or above $350 per ounce. 44. Ming resources and reserves are reported under CIM standards with an effec ve date of 3/31/2022. A por on of the 1807 zone falls on Royal Gold royalty ground. While the Ming mine has reserves as of the effec ve date, it is not known whether any por on of reserves falls on Royal Gold ground. Resources use metal prices of $1,300 Au, $17.00 Ag, and $2.99 Cu and a cut‐off grade of 1% Cu. 45. NuevaUnión resources and reserves are reported to CIM standards and have an effec ve date of 12/31/2023. Royal Gold royalty covers approximately 30% of the La Fortuna sec on of NuevaUnión. Mineral reserves use prices of $1,200 Au and $3.00 Cu, with a NSR cut‐off of $10.55. Resources use prices of $1,500 Au and $3.50 Cu, with a NSR cut‐off of $9.12. 46. Pine Cove resources and reserves are reported to CIM standards and have an effec ve date of 9/1/2021. Royal Gold royalty claims cover Pine Cove stockpile and an es mated 60% of Argyle resource area. Reserves and resources use a gold price of $1,550. Cut‐off grade for reserves is 0.56 g/t Au, and cut‐off grade for resources is 0.50  g/t Au. 47. Red Dam resources and reserves are reported to JORC standards with an effec ve date of 12/31/2023. We do not have separate disclosure of resources. Metal prices used are AUS$1,800 for reserves. Cut‐off grade used was 0.53 g/t Au. Specific metallurgical recovery was not disclosed. 48. Relief Canyon resources are reported to CIM standards and have an effec ve date of 6/30/2022. We es mate 69% of Resources as a ributable to our royalty area. No reserves are reported for Relief Canyon. Metal prices used for resources are $1,500 Au and $22.00 Ag. Specific cut‐off grade is not reported. 49. Ulysses resources and reserves are reported to JORC standards with an effec ve date of 12/31/2023. Metal prices used are AUS$2,300 and cut‐off grades are 0.7 g/t for open pit and 1.8 g/t for underground. 50. Alturas resources are disclosed to CIM standards with an effec ve date of 12/31/2023. Commodity prices of $1,700 Au and $21.00 for Ag for used for disclosure. Specific cut‐off grades were not disclosed. 51. Berg resources are disclosed to CIM standards with an effec ve date of 6/7/2023. Metal prices used for resources are $1,800 Au, $23.00 Ag, $4.00 Cu and $15.00 Mo. Cut‐off grade is 0.3% Cu.

52. Bronson Slope resources are reported to CIM standards with an effec ve date of 12/31/2023. Royal Gold interests are es mated as covering 30% of the Bronson Slope  resources. An NSR cut‐off of C$10.00 per tonne is used for resource repor ng. Metal price assump ons are $1600 for Au, $20.00 for Ag and $4.00 for Cu. Specific  recoveries are not disclosed. The royalty shall be greater of 1% NSR; and 8.25% Net Opera ng Profits.  53. Burnakura resources are reported to CIM standards with an effec ve date of 7/17/2018. Cut‐off grades used are 0.5 g/t for open‐pit and 3.0 g/t for underground.  Specific metallurgical recoveries and metal prices are not disclosed. The royalty pays at a rate of 1.5% for the first 75,000 ounces produced in any 12 month period and at  a rate of 2.5% on produc on above 75,000 ounces during that 12 month period.  54. Bu ercup Bore resources are reported to JORC standards with an effec ve date of 7/1/2022. Royal Gold royalty ground covers approximately 50% of Snook zone.  Resources are evaluated within pit shells designed at AUS$2,600 and use a cut‐off grade of 0.80 g/t Au. Specific recoveries used are not disclosed.  55. Caber resources are reported to JORC standards with an effec ve date of 12/31/2021. Caber is part of the Matagami polymetallic VMS district but Glencore no longer  discloses resource separately for Caber. Specific metal prices and cut‐off grades are not disclosed. The operator has the op on to purchase half of the 1.0% NSR for  $500,000.  56. Doby George resources are reported under CIM standards with an effec ve date of 10/20/2021. Gold price used for resources is $1,800, with cut‐off grades of 0.2 g/t Au  for oxide, 0.3 g/t for mixed, and 1.2 g/t for reduced material. The royalty becomes payable once 400,000 ounces have been produced.  57. Follansbee resources are reported to 43‐101 standards with an effec ve date of 11/30/2009. Cut‐off grade for resources is 5.1 g/t Au. Metal prices used are not  disclosed.  The operator has the op on to purchase half the 2% NSR on the basis of $500,000 for each 0.5% of the NSR acquired and in doing so and having paid $1  million, leaving a 1% NSR.  58. Gold River resources are reported to CIM standards with an effec ve date of 6/30/2023. Gold price of $1,200 was used for resource repor ng, with a cut‐off grade of  $1,200.  59. Great Bear resources are reported to CIM standards with an effec ve date of 12/31/2023. Resources are reported using a $1,700 gold price and cut‐off grades of 0.5 g/t  Au for open‐pit and 2.3 to 2.5 g/t Au for underground.  60. High Lake resources are reported to JORC standards with an effec ve date of 12/31/2023. Resources are reported at a 2.0% CuEq cut‐off for open‐pit and a 4.0% CuEq  cut‐off for underground. Specific metals price assump ons are not disclosed. The operator has the op on to purchase 0.5% of the 1.5% NSR for $1 million.  61. Holt resources are reported to CIM standards with an effec ve date of 12/31/2023. Resources are reported using an Au price of $1,500 and a 2.5 g/t cut‐off grade.  62. Island Mountain resources were es mated to 43‐101 standards with effec ve date of 8/11/2010. Only a small por on of the resource is a ributed to Royal Gold royalty  ground. Specific cut‐off grades, metal prices, and recoveries are not disclosed.  63. Jaguar resources are reported to JORC standards and have an effec ve date of 12/31/2023. Our royalty covers only the Triumph deposit area. Metals prices used for  resources are $1,793 Au, $26.10 Ag, $4.30 Cu, and $1.05 Zn. NSR cut‐off is set at AUD$100.  64. Kubi Village resources are reported to CIM standards with an effec ve date of 3/11/2022. Resources are reported using a $1,750 Au price and a 2.0 g/t cut‐off. The  operator has the right to purchase the en re 3% NPI for $2 million within 6 months of a feasibility study.  65. Lawyers resources are reported to CIM Standards and have an effec ve date of 8/20/2024. Metal prices of $1,850 Au and $24.00 Ag were used for the es mate, with  cut‐off grades of 0.4 g/t AuEq for open‐pit and 1.5 g/t AuEq for underground resource.  66. Long Valley resources are reported to CIM standards with an effec ve date of 9/21/2020. Resources are reported at a $1,800 Au price, with cut‐offs of 0.17 g/t for oxide  and 0.21 g/t for mixed and sulfide material.  67. Meekatharra – Sabbath resources are reported to JORC standards with an effec ve date of 6/30/2024. Resources use a $1,700 Au price and a cut‐off of 0.5 g/t. The  royalty applies on produc on above 10,000 ounces.  68. Mt. Fisher resources are reported to JORC standards with an effec ve date of 11/2/2022. Resources use a $1,750 Au price and a 0.5 g/t Au cut‐off. The royalty is capped  at 500,000 ounces.

69. Niblack resources are reported to CIM standards with an effec ve date of 2/14/2022. Resources use metal prices of $1,650 Au, $20.00 Ag, $3.50 Cu, and $1.10 Zn and a  $100 NSR cut‐off. The royalty rate is 1.0% for each ton of ore having a value of less than $115 per ton; 2.0% for each ton of ore having a value between $115 and $135  per ton; and 3.0% for each ton of ore having a value greater than $135 per ton.  70. Nieves resource was reported to NI 43‐101 standards with an effec ve date of 10/31/2012. Metal prices used were $1,375 for Au and $26.00 for Ag. Cut‐off grade was  15 g/t Ag.  71. North Island resources are reported to CIM standards with an effec ve date of 3/1/2024. Resources use metal prices of $1,650 Au, $3.25 Cu, and $10.00 Mo, and a cut‐ off grade of 0.1% Cu.  72. Nutmeg Mountain resources are reported to CIM standards with an effec ve date of 6/22/2023. Resources use a $1,750 Au price and a 0.30 g/t cut‐off grade. A  $325,000 payment is due upon produc on of the first 100,000 ounces. Once produc on reaches 200,000 ounces, the royalty begins paying on a sliding scale, which caps  at 2.0% at a gold price equal to or above $425 per ounce.  73. Paddington resources are reported to JORC standards with an effec ve date of 12/31/2014. Resources are reported at a cut‐off grade of 0.80 g/t Au based on a gold  price of $2,000. Royal gold royalty covers a single claim which includes the Natal project.  74. Pascua–Lama resources are reported to CIM standards with an effec ve date of 12/31/2023. Approximately 20% of the royalty is limited to the first 14.0 million ounces  of gold produced from the project. Also, 24% of the royalty can be extended beyond 14.0 million ounces produced for $4.4 million. In addi on, a one‐ me payment  totaling $8.4 million will be made if gold prices exceed $600 per ounce for any six‐month period within the first 36 months of commercial produc on. The royalty is  based on a sliding scale, which caps at 5.45% at a gold price equal to or above $800 per ounce.  75. Phillips Find resources are reported to JORC standards with an effec ve date of 6/30/2024. Cut‐off for mineral resources is 0.5 g/t Au near surface and 2.0 g/t below  140m asl. Metal prices and recoveries used are not disclosed. The royalty applies to produc on above 40,000 ounces and is capped at $1 million.  76. Pinnacles resources are disclosed to JORC standards with an effec ve date of 12/15/2020. Cut‐off grades uses are 0.5 g/t for open‐pit and 1.0 g/t for underground.  Specific gold prices and recoveries are not disclosed.  77. Quinns Aus n resources are disclosed to JORC standards with an effec ve date of 4/6/2010. Metal prices used are $1,135 Au, $18.00 Ag, $3.61 Cu, and $1.09 Zn, with a  cut‐off grade of 0.4% Cu.  78. Red October resources are disclosed to JORC standards with an effec ve date of 6/30/2024. Specific metal prices, recoveries and cut‐off grades are not disclosed.  79. San Juan Silver (Bulldog) resources are disclosed to SK 1300 standards with an effec ve date of 12/31/2023. Metal prices used are $1,700 Au, $21.00 Ag, $1.15 Pb and  $1.35 Zn. NSR cut‐offs are $100 to $175 per ton. The royalty rate is 3.0% on Homestake and Emerald unpatented claims; 1.0% on Emerald patented claims.  80. Scha  Creek resources are reported to CIM standards with an effec ve date of 12/31/2023. Metal prices used are $1,200 Au, $20.00 Ag, $3.00 Cu, and $10.00 Mo. NSR  cut‐off is $4.31.  81. Shasta resources are reported to CIM standards with an effec ve date of 2/11/2023. Metal prices used are $1,800 Au and $20.00 Ag. Cut‐off grade is 0.4 g/t AuEq.  82. Tambor resources are reported to NI 43‐101 standards with an effec ve date of 12/10/2003. RG royalty area covers Guapinal, South Cliff, and Poza del Coyote zones. A  cut‐off grade of 0.3 g/t Au was used. Specific metal prices and metallurgical recoveries were not disclosed. The operator has the right to purchase half of the 4.0% NSR  for $2 million within 24 months of commercial produc on.  83. Temora resources are disclosed to JORC standards with an effec ve date of 12/31/2016. Specific metal prices and cut‐off grades are not disclosed.  84. Ulu resources are disclosed to CIM standards with an effec ve date of 2/18/2021. A gold price of C$1,500 and cut‐off grade of 4 g/t Au were used. The royalty applies to  produc on above 675,000 ounces.  85. Van Uden resources are disclosed to JORC standards with an effec ve date of 2/1/2013. Resources used a cut‐off grade of 0.5 g/t Au. No metal prices or metallurgical  recoveries were disclosed.  86. Wallbrook resources are disclosed to JORC standards with an effec ve date of 5/1/2024. Resources used a cut‐off grade of 0.4 g/t Au and are reported inside an  AUS$3,950 pit shell.

87. Wildcat resources are disclosed to CIM standards with an effec ve date of 6/28/2023. A gold price of $1,800 and a cut‐off grade of 0.15 g/t were used. The 1.0% NSR  royalty applies to the SS lode claims only. The addi onal royalty pays 1.0% NSR on gold produc on between 500,000 ounces and 1.0 million ounces and increases to a  2.0% NSR on produc on in excess of 1.0 million ounces. This royalty applies to various claims on the property.  88. Wolverine resources are disclosed to NI 43‐101 standards with an effec ve date of 1/30/2015. Cut‐off grades and metal prices used were not disclosed. The gold royalty  rate is based on the price of silver per ounce and is based on a sliding scale, which caps at 9.445% at a silver price equal to or above $7.50 per ounce.  SILVER  89. Khoemacau resources and reserves are disclosed to JORC standards with an effec ve date of 12/31/2023. Royal Gold AOI covers the Zone 5 and Mango deposit areas.  Royal Gold has a stream interest in silver produc on only, Khoemacau includes copper resources and reserves not listed here. Resources and reserves both use $23.00  Ag, with a $65.00/t NSR cut‐off. Our stream interest at Khoemacau is 100% of payable silver produced.  90. Rock Creek resources are reported to SK‐1300 and NI 43‐101 standards with an effec ve date of 12/31/2023. Metal prices used are $21.00 Ag and $3.00 Cu, with an NSR  cut‐off grade of $24.50.  COPPER  91. Johnson Camp resources are reported under CIM standards with an effec ve date of 2/21/2022. Copper prices of $4.00 and a cut‐off grade of 0.2% Cu are used for  resource repor ng.  92. Voisey’s Bay resources and reserves are reported to SK‐1300 standards with an effec ve date of 12/31/2023. Commodity prices used are $3.86 Cu, $9.14 Ni, and $17.20  Co. NSR cut‐off is $28.35 for open‐pit and $210‐$250 for underground.  93. Las Cruces resources and reserves are reported to CIM standards with an effec ve date of 9/30/2023. Copper price used is $3.80 with a cut‐off grade of $50.60 NSR.  94. Los Chancas resources are reported to SK‐1300 standards with an effec ve date of 12/31/2023. Resources use $3.80 Cu prices and NSR cut‐offs of $6.11 for heap leach  and $7.64 for mill and flota on material.  NICKEL  95. Bell Creek resources are reported to JORC standards with an effec ve date of 2/10/2019. Specific commodity prices and cut‐off grades are not disclosed. The royalty is  A$1.00 per tonne on the first 5 million tonnes of produc on, A$2.00 per tonne therea er.  96. Cosmos resources are reported to JORC standards with an effec ve date of 6/30/2024. Royal Gold royalty interest covers AM5, AM6, and Mt. Goode. Resources are not  currently reported for Mt. Goode due to changes in metal price assump ons. Odysseus is outside the royalty interest. AUS$27,010/t Ni price and cut‐off grades of 1.0%  Ni for underground are used for resources.  COAL  97. Skyline reserves were reported with an effec ve date of 12/31/2012. The operator provides annual reserves updates, but does not disclose the por on of reserves  a ributable to our royalty. Specific commodity prices were not disclosed.  98. Horizon resources were reported with an effec ve date of 12/31/2011.

POTASH  99. Allan resources and reserves are reported to CIM standards with an effec ve date of 12/31/2023. Royal gold interest applies to 40% of produced potash, so reserves  and resources are reported as 40% of the total. Specific cut‐off grades and commodity prices are not disclosed. The $0.36 to $1.44 per ton potash royalty rate varies  based on annual potash produc on and is based on a sliding scale, which caps at $1.44 per ton at prices above $23.00. The royalty is 100% of the sliding scale for  the first 600,000 a ributable tons produced during a calendar year. For 600,000 to 800,000 tons, the royalty reduces to 50%. A er 800,000 tons, the royalty rate is  25% of the $1.44. An addi onal $0.25 per ton royalty is capped at 600,000 a ributable tons, or a maximum of $150,000 per annum.  LITHIUM  100. Yellowknife resources are reported to 43‐101 standards with an effec ve date of 10/1/2024. Cut‐off grades of 0.4% and 0.5% Li2O were used. Specific metals prices and  recoveries were not disclosed.  URANIUM  101. La Jara Mesa resources were reported with an effec ve date of 7/2/2007.  Resources are reported at a cut‐off grade of 0.05% U3O8. La Jara Mesa royalty is payable on  per pound of uranium produced above eight million pounds.  102. Westmoreland resources were reported to JORC standards with an effec ve date of 4/20/2016. Resources are reported at a cut‐off grade of 0.02% U3O8 and a metal  price assump on of $65.00/lb U3O8.